EXHIBIT 23.2

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Form S-4 Registration Statement of Flexible Solutions International, Inc. of our report dated March 31, 2018 with respect to the consolidated financial statements of the Company included in its annual report filed on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission.


                                          /s/ MNP llp
                                          Chartered Accountants

Meyers Norris Penny LLP

Burnaby, BC, Canada
May 18, 2018